UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K/A

Amendment No. 1

CURRENTREPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS Employer Identification Number)

20810 Fernbush Lane
Houston, Texas 77073
(Address of principal executive offices)

(281) 821-9091
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 1, 2007, Sterling Construction Company, Inc. (the "Company") filed a Current Report on Form 8-K reporting the following events:

•	The completion of the acquisition by the Company of Road and Highway Builders, LLC and Road and Highway Builders Inc. (Items 1.01 and 2.01)

•	The execution of an employment agreement with the chief executive officer of Road and Highway Builders, LLC. (Item 1.01)

•	The closing of a $75 million credit agreement (Item 1.01 and 2.03) and the effective termination of a prior revolving credit agreement (Item 1.02).

This amendment provides the financial statements and the pro forma financial information required by Item 9.01 of Form 8-K and contains the exhibits relating to the above events that are required to be filed under Regulation S-K Item 601(b)2 and Item 601(b)10.

Item 9.01  Financial Statements and Exhibits.
(a)    Financial statements of businesses acquired.
The following financial statements of Road and Highway Builders, LLC required by this Item 9.01 are filed with this report:

Audited financial statements of Road and Highway Builders, LLC as of December 31, 2006 and 2005 and for the years then ended.

Unaudited condensed financial statements of Road and Highway Builders, LLC as of September 30, 2007 and for the three-month and nine-month periods ended September 30, 2007 and 2006.

(b)    Pro forma Financial Information.
The following pro forma financial information required by this Item 9.01 is filed with this report:

Unaudited pro forma condensed combined balance sheet as of September 30, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2006 and the nine months ended September 30, 2007 of Sterling Construction Company, Inc. and Road and Highway Builders, LLC.

(c)    Exhibits

Exhibit No.	Description

2.1*	Purchase Agreement by and among Richard H. Buenting, Fisher Sand & Gravel Co., Thomas Fisher and Sterling Construction Company, Inc. dated as of October 31, 2007.

2.2*	Escrow Agreement by and among Sterling Construction Company, Inc., Fisher Sand & Gravel Co., Richard H. Buenting and Comerica Bank as Escrow Agent, dated as of October 31, 2007.

10.1*
Credit Agreement by and among Sterling Construction Company, Inc., Texas Sterling Construction Co., Oakhurst Management Corporation and Comerica Bank and the other lenders from time to time party thereto, and Comerica Bank as administrative agent for the lenders, dated as of October 31, 2007.

10.2*
Security Agreement by and among Sterling Construction Company, Inc., Texas Sterling Construction Co., Oakhurst Management Corporation and Comerica Bank as administrative agent for the lenders, dated as of October 31, 2007.

10.3*	Joinder Agreement by Road and Highway Builders, LLC and Road and Highway Builders Inc, dated as of October 31, 2007.

10.4#*	Employment Agreement between Richard H. Buenting and Road and Highway Builders, LLC, effective October 31, 2007.

99.1
Sterling Construction Company, Inc. press release dated November 1, 2007 announcing the acquisition of Road and Highway Builders, LLC and Road and Highway Builders Inc., and the entry into a $75 million line of credit agreement with Comerica Bank, as administrative agent for the lenders and as initial lender (previously filed as an exhibit to this Current Report on Form 8-K on November 1, 2007.)

99.2*	Audited financial statements of Road and Highway Builders, LLC as of December 31, 2006 and 2005 and for the years then ended.

99.3*	Unaudited condensed financial statements of Road and Highway Builders, LLC as of September 30, 2007 and for the three-month and nine-month periods ended September 30, 2007 and 2006.

99.4*
Unaudited pro forma condensed combined balance sheet as of September 30, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2006 and the nine months ended September 30, 2007 of Sterling Construction Company, Inc. and Road and Highway Builders, LLC.

#  Management contract or compensatory plan or arrangement.

*  Filed herewith

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Construction Company, Inc.

By:	/s/ James H. Allen, Jr.
James H. Allen, Jr.
Senior Vice President & Chief Financial Officer
Dated: November 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase Agreement by and among Richard H. Buenting, Fisher Sand & Gravel Co., Thomas Fisher and Sterling Construction Company, Inc. dated as of October 31, 2007.

2.2*	Escrow Agreement by and among Sterling Construction Company, Inc., Fisher Sand & Gravel Co., Richard H. Buenting and Comerica Bank as Escrow Agent, dated as of October 31, 2007.

10.1*
Credit Agreement by and among Sterling Construction Company, Inc., Texas Sterling Construction Co., Oakhurst Management Corporation and Comerica Bank and the other lenders from time to time party thereto, and Comerica Bank as administrative agent for the lenders, dated as of October 31, 2007.

10.2*
Security Agreement by and among Sterling Construction Company, Inc., Texas Sterling Construction Co., Oakhurst Management Corporation and Comerica Bank as administrative agent for the lenders, dated as of October 31, 2007.

10.3*	Joinder Agreement by Road and Highway Builders, LLC and Road and Highway Builders Inc, dated as of October 31, 2007.

10.4#*	Employment Agreement between Richard H. Buenting and Road and Highway Builders, LLC, effective October 31, 2007.

99.1
Sterling Construction Company, Inc. press release dated November 1, 2007 announcing the acquisition of Road and Highway Builders, LLC and Road and Highway Builders Inc., and the entry into a $75 million line of credit agreement with Comerica Bank, as administrative agent for the lenders and as initial lender (previously filed as an exhibit to this Current Report on Form 8-K on November 1, 2007.)

99.2*	Audited financial statements of Road and Highway Builders, LLC as of December 31, 2006 and 2005 and for the years then ended.

99.3*	Unaudited condensed financial statements of Road and Highway Builders, LLC as of September 30, 2007 and for the three-month and nine-month periods ended September 30, 2007 and 2006.

99.4*
Unaudited pro forma condensed combined balance sheet as of September 30, 2007 and unaudited pro forma condensed combined statements of income for the year ended December 31, 2006 and the nine months ended September 30, 2007 of Sterling Construction Company, Inc. and Road and Highway Builders, LLC.

#  Management contract or compensatory plan or arrangement.
*  Filed herewith